Janus Investment Fund

Janus Henderson Global Equity Income Fund

(the “Fund”)

Supplement dated June 24, 2026

to Currently Effective Prospectuses

and Statement of Additional Information

Effective on or about December 31, 2026, Alex Crooke, Executive Vice President and Co-Portfolio Manager of the Fund, intends to retire from the asset management industry and Janus Henderson Investors. In connection with Mr. Crooke’s retirement, all references to Alex Crooke will be deleted from the prospectuses and statement of additional information for the Fund on December 31, 2026.

Job Curtis, Charlotte Greville, and Ben Lofthouse will continue to serve as Executive Vice Presidents and Co-Portfolio Managers of the Fund.

Please retain this Supplement with your records.